                                                                   EXHIBIT 10.11

Recording Requested By, and
When Recorded Return To:

Goold, Patterson, DeVore &
Rondeau
4496 So. Pecos Road
Las Vegas, Nevada 89121



________________________________________________________________________

                      DEED OF TRUST, ASSIGNMENT OF RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING


     THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING ("Deed of Trust"), made this 11th day of September, 1997, by and between Inco Homes Corporation, a Delaware corporation ("Trustor"), Fidelity National Title Company, a California corporation ("Trustee"), and Michael Petersen ("Beneficiary"). Capitalized terms used herein and not otherwise defined herein are used with the meanings set forth in that certain Construction Loan Agreement ("Loan Agreement") of even date herewith between Trustor and Beneficiary.

                                  WITNESSETH:

     That for good and valuable consideration, including the indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, and for the purpose of securing, in such priority as Beneficiary may elect, each of the following:

     1. The due, prompt and complete payment, observance, performance and discharge of each and every obligation, covenant and agreement contained in that certain Promissory Note of even date herewith in the initial principal amount of One Million Dollars ($1,000,000.00) (the "Note"), together with interest thereon specified therein, executed by Trustor to the order of Beneficiary and any and all modifications, extensions or renewals thereof, whether hereafter evidenced by the Note or otherwise; and

     2. The payment of all other sums, with interest thereon at the rate of interest provided for herein or in the Note, becoming due or payable under the provisions of this Deed of Trust, the Loan Agreement or any other instrument or instruments heretofore or hereafter executed by Trustor having reference to or arising out of or securing the indebtedness represented by the Note; and

     3. The payment of such additional sums and interest thereof which may hereafter be loaned to Trustor, or its successors or assigns, by Beneficiary, whether or not evidenced by a promissory note or notes which are secured by this Deed of Trust; and

     4. The due, prompt and complete observance, performance and discharge of each and every obligation, covenant and agreement of Trustor contained in the Loan Agreement, the Note, this Deed of Trust or any other Loan Document;

TRUSTOR DOES HEREBY irrevocably grant, transfer, bargain, sell, convey and assign to Trustee, in trust, with power of sale and right of entry and possession, and does grant to Beneficiary a security interest for the benefit and security of Beneficiary under and subject to the terms and conditions hereinafter set forth, in and to any and all of the following described property which is (except where the context otherwise requires) herein collectively called the "Mortgaged Property" whether now owned or held or hereafter acquired and wherever located, including any and all substitutions, replacements and additions to same:

         (a) That certain real property located in San Bernardino County, State of California and more particularly described in Exhibit "A," attached hereto and incorporated herein by this reference, together with all of the easements, rights, privileges, franchises, appurtenances thereunto belonging or in any way appertaining to the real property, including specifically but not limited to all appurtenant water, water rights and water shares or stock of Trustor, any and all general intangibles relating to the use and/or development of the real property, including development allotments, governmental permits, approvals, authorizations and entitlements, agreements to provide necessary utility or municipal services, the Project Documents, including all engineering plans and diagrams, surveys and/or soil and substrata studies, and all other rights, privileges and appurtenances related to the said real property and all of the estate, right, title, interest, claim and demand whatsoever of Trustor therein or thereto, either in law or in equity, in possession or in expectancy, now owned or hereafter acquired (hereinafter referred to as the "Property");

         (b) All structures, buildings and improvements of every kind and description now or at any time hereafter located on the Property (hereinafter referred to as the "Improvements"), including all equipment, apparatus, machinery, fixtures, fittings, and appliances and other articles and any additions to, substitutions for, change in or replacements of the whole or any part thereof, now or at any time hereafter affixed or attached to and which are an integral part of said structures, buildings, improvements or the Property or any portion thereof, and such Improvements shall be deemed to be fixtures and an accession to the freehold and a part of the Property as between the parties hereto and all persons claiming by, through or under such parties except that same shall not include such machinery and equipment of Trustor, or any tenant of any portion of the Property or Improvements, which is part of and/or used in the conduct of the normal business of Trustor or its tenant conducted upon the Mortgaged Property, which is distinct and apart from the ownership, operation and maintenance of the Mortgaged Property.

         (c) All articles of tangible personal property and any additions to, substitutions for, changes in or replacements of the whole or any part thereof other than personal property which is or at any time has become toxic waste, waste products or hazardous substances (hereinafter referred to as the "Personal Property"), including without limitation all wall-beds, wall-safes, built-in furniture and installations, shelving, partitions, door-tops, vaults, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm systems, drapery rods and brackets, screens, water heaters, incinerators, wall coverings, carpeting, linoleum, tile, other floor coverings of whatever description, communication systems, all specifically designed installations and furnishings, office maintenance and other supplies and all of said articles of property, the specific enumerations herein not excluding the general, now or at any time hereafter placed upon or used in any way in connection with the ownership, operation or maintenance of the Property or the Improvements or any portion thereof and owned by Trustor or in which Trustor now has or hereafter acquires an interest, and all building materials and equipment now or hereafter delivered to the Property and intended to be installed or placed in or about the Improvements. Such tangible, personal property shall, in addition to all other tangible, personal property herein described or defined, specifically include each and every item of tangible, personal property and any substitutions for, changes in or replacements thereof which are used in the operation of the Improvements. Notwithstanding the breadth of the foregoing, the Personal Property shall not include (i) personal property which may be owned by lessees or other occupants of the Mortgaged Property; (ii) inventory of any lessee or occupant of the Mortgaged Property used in the normal course of the business conducted thereon; (iii) material, equipment, tools, machinery, or other personal property which is brought upon the Mortgaged Property only for use in construction, maintenance or repair and which is not intended to remain after the completion of such construction, maintenance or proper maintenance, of the Mortgaged Property; or (iv) such items of tangible personal property which have not been purchased or installed with proceeds of the Note and for which Beneficiary shall have executed such documents as may be required to subordinate to the lien or security interest of any purchase money lender or supplier of such tangible personal property;

          (d) All right, title and interest of Trustor, now owned or hereafter acquired in and to any and lying within the right-of-way of any street, road, alley or public place, opened or proposed, vacated or extinguished by law or otherwise, and all easements and rights of way, public or private, tenements, hereditaments, appendages, rights and appurtenances how or hereafter located upon the Property or now or hereafter used in connection with or now or hereafter belonging or appertaining to the Property; and all right, title and interest in the Trustor, now owned or hereafter acquired, in and to any strips and gores adjoining or relating to the Property;

          (e) All judgments, awards of damages, settlements and any and all proceeds derived from such hereafter made as a result of or in lieu of any taking of the Mortgaged Property or any part thereof, interest therein or any rights appurtenant thereto under the power of eminent domain, or by private or other purchase in lieu thereof, or for any damage (whether caused by such taking or otherwise) to the Mortgaged Property or the Improvements thereon, including change of grade of streets, curb cuts or other rights of access for any public or quasi-public use or purpose under any law;

          (f) All rents, incomes, issues and profits, revenues, royalties, bonuses, rights, accounts, contract rights, insurance policies and proceeds thereof, general intangibles and benefits of the Mortgaged Property, or arising from any lease or similar agreement pertaining thereto (the "Rents and Profits"), and all right, title and interest of Trustor in and to all leases of the Mortgaged Property now or hereafter entered into and all right, title and interest of Trustor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether said cash or securities are to be held until the expiration of the terms of said leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of said terms with the right to receive and apply the same to said indebtedness, and Trustee or Beneficiary may demand, sue for and recover such payments but shall not be required to do so; and

          (g) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims.

     Trustor makes the foregoing grant to Trustee for the purposes herein set forth; provided, however, that if the Trustor shall pay or cause to be paid to the holder of the Note all amounts required to be paid under the provisions of the Note, this Deed of Trust or any other Loan Documents, and at the time and in the manner stipulated therein, and shall further pay or cause to be paid all other sums payable hereunder and all indebtedness hereby secured, then, in such case, the estate, right, title and interest of the Trustee and Beneficiary in the Mortgaged Property shall cease, determine and become void, and upon proof being given to the satisfaction of the Beneficiary that all amounts due to be paid under the Note have been paid or satisfied, and upon payment of all fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by Trustee or Beneficiary, and of any other sums as herein provided, the Trustee shall, upon receipt of the written request of the Beneficiary, cancel, reconvey and discharge this Deed of Trust.

TO HAVE AND TO HOLD THE MORTGAGED PROPERTY UNTO THE TRUSTEE ITS SUCCESSORS AND ASSIGNS FOREVER, ALL IN ACCORDANCE WITH THE PROVISIONS HEREOF.


                                    ARTICLE 1
                              TRUSTOR'S COVENANTS
                              -------------------

     Trustor covenants, warrants and agrees with Trustee and Beneficiary as follows:

     1.1  Payment of Note.  Trustor shall pay the principal and interest and
          ---------------
other sums coming due with respect to the Note, this Deed of Trust or any of the Loan Documents at the time and place in the manner specified in and according to the terms thereof.

     1.2  Title.  The Trustor warrants that:
          -----

          (a) Trustor has good and marketable title to an indefeasible fee simple estate in the Property described in Exhibit "A" subject only to those liens, charges or encumbrances set forth as Permitted Exceptions in the Loan Agreement; that Trustor has full power and authority to grant, bargain, sell and convey the Mortgaged Property in the manner and form herein done or intended hereafter to be done; that this Deed of Trust is and shall remain a valid and enforceable lien on the Mortgaged Property, subject only to the Permitted Exceptions; that Trustor and its successors and assigns shall preserve its title and interest in and title to the Mortgaged Property and shall forever warrant and defend the same and shall warrant and defend the validity and priority of the lien thereof forever against all claims and demands of all persons whomsoever, and that this covenant shall not be extinguished by any exercise of power of sale or foreclosure sale hereof, but shall run with the land; and

          (b) Trustor has and shall maintain good and marketable title to the Improvements and Personal Property, including any additions or replacements thereto, free of all security interests, liens and encumbrances, if any, set forth as Permitted Exceptions in the Loan Agreement, or as otherwise disclosed to and accepted by Beneficiary in writing, and has good right to subject Improvements and Personal Property to the security interest created hereunder. If the lien of this Deed of Trust on any Improvements or Personal Property be subject to a lease agreement, conditional sale agreement or chattel mortgage covering such property, then in the event of any default hereunder all the rights, title and interest of the Trustor in any and all deposits made thereon or therefor are hereby assigned to the Trustee, together with the benefit of any payments now or hereafter made thereon. There is also transferred, set over and assigned by Trustor to Trustee, its successors and assigns, hereby all of Trustee's right, title and interest in and to the Project Documents, and all leases and use agreements of machinery, equipment and other personal property of Trustor in the categories hereinabove set forth, under which Trustor is the lessee of, or entitled to use such items, and Trustor agrees to execute and deliver to Trustee or Beneficiary all such Project Documents, leases and agreements when requested by Trustee or Beneficiary. Trustor hereby covenants and agrees to well and punctually perform all covenants and obligations under such Project Documents, leases or agreements as it so chooses, but nothing herein shall obligate Trustee or Beneficiary to perform any obligations of Trustor under such Project Documents, leases or agreements unless Trustee or Beneficiary shall so choose; and

          (c) Trustor will, at its own cost without expense to Trustee or Beneficiary, do, execute, acknowledge and deliver all and every such further act, deed, conveyance, mortgage, assignment, notice of assignment, transfer and assurance as Trustee or Beneficiary shall from time to time reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Trustee and Beneficiary the property and rights hereby conveyed or assigned or intended now or thereafter so to be, or which Trustor may be or hereafter become bound to convey or assign to Beneficiary for the intention of facilitating the performance of the terms of this Deed of Trust or for the filing, registering, perfecting or recording of this Deed of Trust and any other Loan Document and, on demand, Trustor will execute, deliver and file or record one or more financing statements, chattel mortgages or comparable security instruments more effectively evidencing the lien hereof upon the Personal Property.

    1.3   Business Existence.  Trustor shall do all things necessary to preserve
          ------------------
and keep in full force and effect its rights and privileges to do business and to conduct its business in the State of California, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Trustor.

    1.4   Payment of Taxes, Assessments, Insurance Premiums and Charges.
          -------------------------------------------------------------
Trustor shall pay, prior to delinquency, all insurance premiums that become due and payable on any insurance policies required to be maintained hereunder and under the Loan Agreement, all taxes, assessments, charges and levies imposed by any Governmental Agency which are or may become a lien affecting the Property or any part thereof, including without limitation assessments on any appurtenant water stock; except that Trustor shall not be required to pay and discharge any tax, assessment, charge or levy that is being actively contested in good faith by appropriate proceedings, as long as Trustor has established and maintains reserves adequate to pay any liabilities contested pursuant to this Section in accordance with generally accepted accounting principles and, by reason of nonpayment, none of the Mortgaged Property covered by the Loan Documents or the lien or security interest of Beneficiary is in danger of being lost or forfeited.

    1.5   Maintenance and Repair.  The Trustor shall, at its sole cost and
          ----------------------
expense, keep the Mortgaged Property in good operating order, repair and condition and shall not commit or permit any waste thereof, which condition, during the course of any reconstruction of the Improvements, shall be subject to the normal constraints and effects of reconstruction. Trustor shall make all repairs, replacements, renewals, additions and improvements and complete and restore promptly and in good workmanlike manner any Improvements which may be damaged or destroyed thereon, and pay when due all costs incurred therefor. Trustor shall not remove or demolish any of the Mortgaged Property conveyed hereby, nor demolish or materially alter the Mortgaged Property without the prior written consent of the Beneficiary. Trustor shall permit Trustee or Beneficiary or its agents the opportunity to inspect the Mortgaged Property, including the interior of any structures, at any reasonable times.

    1.6   Compliance with Laws.  The Trustor shall comply with all laws,
          --------------------
ordinances, regulations, covenants, conditions and restrictions affecting the Mortgaged Property or the operation thereof, and shall pay all fees or charges of any kind in connection therewith.

    1.7   Insurance.  Trustor shall be responsible to provide, maintain and
          ---------
keep in force or to cause to be maintained or kept in force, all policies of insurance on the Mortgaged Property as required by the Loan Agreement.

    1.8   Casualty.  The Trustor will give the Beneficiary prompt notice of
          --------
damage to or destruction of any Improvements on the Property and in case of loss covered by policies of insurance, the Beneficiary is hereby authorized to make proof of loss if not made promptly by the Trustor or any lessee. Any expenses incurred by the Beneficiary in the collection of insurance proceeds, together with interest thereof from date of any such expense at the per annum interest rate set forth in the Note shall be added to and become a part of the indebtedness secured hereby and all be reimbursed to the Beneficiary, together
with accrued interest thereon, immediately upon demand.   Upon the occurrence of
damage to or destruction of any Improvements, if Beneficiary shall so elect in its sole and unfettered discretion (and notwithstanding whether the Beneficiary's security is impaired), Beneficiary shall make the net proceeds of insurance available for repair, restoration and/or reconstruction under the conditions and in the manner specified in the next following paragraph. If Beneficiary shall otherwise determine, then such insurance proceeds shall be applied by the Beneficiary upon or in reduction of the indebtedness secured hereby then most remotely due. If the Beneficiary shall require that the Improvements be repaired or rebuilt, then the repair, restoration, replacement or rebuilding of the Improvements shall be to a condition of at least equal value as prior to such damage or destructions.

    Insurance proceeds made available for restoration, repair, replacement or rebuilding of the Improvements shall be disbursed from time to time (provided no default exists in the Note or this Deed of

Trust or any other Loan Document at the time of each such disbursement), through a construction disbursement agent selected or approved by Beneficiary. Plans and specifications for the restoration, repair, replacement or rebuilding shall be submitted to for approval by the Beneficiary prior to the commencement of the work. Any surplus which may remain out of said insurance proceeds after payment of costs of building and restoration may, at the option of the Beneficiary, be applied either on account of the indebtedness secured hereby then most remotely to be paid or be paid to any person or persons entitled thereto. Application or release of proceeds under the provisions hereby shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. No interest shall be allowed on account of any such proceeds or any other funds held in the hands of the Beneficiary or the disbursing party hereunder.

     1.9   Condemnation.  The Trustor, immediately upon obtaining knowledge of
           ------------
the institution of any proceeding for the condemnation of the Mortgaged Property or any portion thereof, shall notify Beneficiary of the pendency thereof. The Trustor hereby assigns, transfers and sets over unto the Beneficiary all compensation, rights of action and the entire proceeds of any award, up to the maximum amount of all amounts then due and payable under the Note and the Loan Documents, including, without limitation, all interest, costs, expenses and Advances, as that term is herein defined, and any claim for damages for any of the Mortgaged Property taken or damaged under the power of eminent domain or by condemnation or by sale in lieu thereof. Beneficiary may, at its option, commence, appear in and prosecute, in its own name, any action or proceeding, or make any compromise or settlement, in connection with such condemnation, taking under the power of eminent domain or sale in lieu thereof, and hereby appoints Beneficiary as its true and lawful attorney for such purposes, such power being coupled with an interest. After deducting therefrom all of its expenses, including attorneys fees, the Beneficiary may elect, in its sole discretion and notwithstanding the fact that the security given hereby may not be impaired by a partial condemnation, to apply any part or all of the proceeds of the award, in such order as Beneficiary may determine, upon or in reduction of the indebtedness secured hereby whether due or not. Any application of all or a portion of the proceeds of any such award to the indebtedness shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. Trustor agrees to execute such further assignments of any compensation, award, damages, right of action and proceeds as Beneficiary may require.

     1.10  Indemnification.  The Trustor shall appear in and defend any suit,
           ---------------
action or proceeding that might in any way, in the reasonable judgment of Beneficiary, affect the value of the Mortgaged Property, the title to the Mortgaged Property or the rights and powers of Trustee or Beneficiary. Trustor shall, at all times, indemnify, hold harmless and on demand reimburse Beneficiary for any and all loss, damage, expense or cost, including cost of evidence of title and attorneys fees, arising out of or incurred in connection with any such suit, action or proceeding, and the sum of such expenditures shall be secured by this Deed of Trust and shall accrue interest at the "Default Rate" as that term is defined in the Note and shall be due and payable on demand. Trustor shall pay costs of suit, cost of evidence of title and reasonable attorneys' fees in any proceeding or suit brought by Trustee or Beneficiary to foreclose this Deed of Trust.

     1.11  Sale of Premises or Additional Financing Not Permitted.  Trustor
           ------------------------------------------------------
specifically agrees that:

          (a) In order to induce Beneficiary to make the loan secured hereby, Trustor agrees that if the Mortgaged Property or any part thereof or any interest therein, shall be sold, assigned, transferred, conveyed, pledged, mortgaged or encumbered with financing other than that secured hereby or otherwise alienated by Trustor whether voluntarily or involuntarily or by operation of law, except as shall be specifically hereinafter permitted or without the prior written consent of Beneficiary, then Beneficiary, at its option, may declare the Note secured hereby, including the Prepayment Fee (if applicable), and all other obligations hereunder to be forthwith due and payable. Except as shall be otherwise specifically provided herein, any (a) change in the legal or equitable ownership of the Property whether or not of record, (b) change in the form of entity of Trustor, (c) change in ownership (including the hypothecation or encumbrance thereof) of a majority of the stock in Trustor held by Ira Norris, or (d) change in the controlling executives and directors of Trustor shall be deemed a transfer of an interest in the Property. In connection herewith, the financial stability and managerial and operational ability of Trustor is a substantial and material consideration to Beneficiary in its agreement to make the loan to Trustor secured hereby. The transfer of an interest in the Mortgaged Property may materially alter and reduce Beneficiary's security for the indebtedness secured hereby. Moreover, Beneficiary has agreed to make its loan based upon the presumed value of the Mortgaged Property and the Rents and Profits thereof. Therefore, it will be a diminution of Beneficiary's security if junior financing, except as shall be permitted by Beneficiary, or if other liens or encumbrances should attach to the Mortgaged Property.

          (b) Trustor may that Beneficiary approve a sale or transfer of the Mortgaged Property to a party who would become the legal and equitable owner of the Mortgaged Property and would assume any and all obligations of Trustor under the Loan Documents (the "Purchaser"). Beneficiary shall not be obligated to consider or approve any such sale, transfer or assumption or request for the same. However, upon such request, Beneficiary may impose limiting conditions and requirements to its consent to an assumption.

          (c) In the event ownership of the Mortgaged Property, or any part thereof, becomes vested in a person or persons other than Trustor, the Beneficiary may deal with such successor or successors in interest with reference to the Note or this Deed of Trust in the same manner as with Trustor, without in any way releasing, discharging or otherwise affecting the liability of Trustor under the Note, this Deed of Trust or the other Loan Documents. No sale of Trustor's interest in the Mortgaged Property, no forbearance on the part of Beneficiary, no extension of the time for the payment of the Deed of Trust indebtedness or any change in the terms thereof consented to by Beneficiary shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of the Trustor herein, either in whole or in part. Any deed conveying the Mortgaged Property, or any part thereof, shall provide that the grantee thereunder assume all of Trustor's obligations under the Note, this Deed of Trust and all other Loan Documents. In the event such deed shall not contain such assumption, Beneficiary shall have all rights reserved to it hereunder in the event of a default or if Beneficiary shall not elect to exercise such rights and remedies, the grantee under such deed shall nevertheless be deemed to have assumed such obligations by acquiring the Mortgaged Property or such portion thereof subject to this Deed of Trust. Nothing contained in this section shall be construed to waive the restrictions against the transfer of the Mortgaged Property contained in Section 1.11(a).

     1.12  Transfer of Personal Property.  Trustor shall not voluntarily,
           -----------------------------
involuntarily or by operation of law sell, assign, transfer, hypothecate, pledge or otherwise dispose of the Personal Property or any interest therein and shall not otherwise do or permit anything to be done or occur that may impair the Personal property as security hereunder, except that so long as this Deed of Trust is not in default, Trustor shall be permitted to sell or otherwise dispose of the Personal Property when absolutely worn out, inadequate, unserviceable or unnecessary for use in the operation of the Property or in the conduct of the business of Trustor, upon replacing the same or substituting for the same other Personal Property at least equal in value to the initial value of that disposed of and in such a manner so that said Personal Property is sold in connection with the sale of the Property.

     1.13  Title to Replacements and Substitutions.  All right, title and
           ---------------------------------------
interest of Trustor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to the Personal Property, Improvements or the Mortgaged Property hereafter acquired by or released to Trustor or constructed, assembled or placed by Trustor on the Mortgaged Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further deed of trust, conveyance, assignment or other act by Trustor, shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect and in the same priority as the lien of this Deed of Trust shall have attached to the item so replaced or substituted immediately prior to such replacement of substitutions, as though now owned by Trustor and specifically described in the granting clause hereof, but at any and all times Trustor will execute and deliver to Trustee any and all such further assurances, deeds of trust, conveyances or assignments thereof as Trustee or Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Deed of Trust.

     1.14  Security Agreement.  This Deed of Trust shall be self-operative and
           ------------------
shall constitute a Security Agreement and a Construction Mortgage as those terms are defined in the Uniform Commercial Code, as enacted in California (the "Commercial Code"), with respect to all of those portions of the Mortgaged Property which constitute personal property or fixtures governed by the Commercial Code, provided, however, Trustor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor (such power coupled with an interest) to execute, deliver and, if appropriate, to file with agreement, financing statement or other instruments as Beneficiary may request or require in order to impose or perfect the lien or security interest hereof more specifically thereon. Notwithstanding the above, this Deed of Trust is intended to serve as a fixture filing pursuant to the terms of the Commercial Code. This filing is to be recorded in the real estate records in the county in which the Mortgaged Property is located. In that regard, the following information is provided:

     Name of Debtor:              Inco Homes Corporation, a Delaware
                                  corporation

     Address of Debtor:           See Section 5.12

     Names of Secured Party:      Beneficiary

     Address of Secured Party:    See Section 5.12

     1.15  Management.  Trustor shall not enter into any agreement providing for
           ----------
the management, leasing or operation of the Property without the prior written consent of the Beneficiary. Nothing contained herein shall limit Beneficiary's rights in equity to obtain a receiver for the Mortgaged Property.

     1.16  Advances.  If Trustor shall fail to perform any of the covenants
           --------
herein contained or contained in any other Loan Document, the Beneficiary may, but without obligation to do so, pay any and all amounts necessary to perform same or cause same to be performed on behalf of Trustor, and all sums so expended by Beneficiary for payment of any item whatsoever, including, but not by limiting the generality of the foregoing, payment of taxes, insurance premiums, lien claimants or assessments shall be secured by this Deed of Trust and each such payment shall be and all such payments shall be collectively referred to herein as an "Advance." The Trustor shall repay to Beneficiary on demand each and every Advance and the sum of each such Advance shall accrue interest at the Default Rate, as that term is defined in the Note, from the date of each Advance until repaid to Beneficiary. Nothing herein contained, including the payment of such amount or amounts by Beneficiary, shall prevent any such failure to perform on the part of Trustor from constituting an Event of Default as defined herein. Any such advance shall be deemed to be made under an obligation to do so.

     1.17  Time.  The Trustor agrees that time is of the essence hereof in
           ----
connection with all obligations of the Trustor herein, in the Note or any other Loan Documents.

     1.18  Estoppel Certificates.  The Trustor within ten (10) days after
           ---------------------
written request shall furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Deed of Trust, and stating either that no setoffs or defenses exist against the Deed of Trust debt, or, if such setoffs or defenses are alleged to exist, the nature thereof.

     1.19  Records.  The Trustor agrees to keep adequate books and records of
           -------
account in accordance with generally accepted accounting principles consistently applied and will permit the Beneficiary and Beneficiary's agents, accountants and attorneys, to visit and inspect the Mortgaged Property and examine its books and records of account in respect to the Mortgaged Property, and to discuss its affairs, finances and accounts with the Trustor, at such reasonable times as Beneficiary may request.

     1.20  Assignment of Rents and Profits.  Trustor does hereby assign to
           -------------------------------
Beneficiary all Rents and Profits as follows:

          (a) The Rents and Profits are hereby unconditionally assigned, transferred, conveyed and set over to Beneficiary to be applied by Beneficiary in payment of the principal and interest and all other sums payable on the Note, and all other sums payable under this Deed of Trust. Prior to the happening of any Event of Default as set forth in Article 2 hereof, Trustor shall have a license to collect and receive all Rents and Profits. If an Event of Default has occurred and is continuing, Trustor's right to collect and receive Rents and Profits shall cease and Beneficiary shall have the sole right, with or without taking possession of the Property, to collect all Rents and Profits, including those past due and unpaid. Any Rents and Profits received by Trustor after an Event of Default has occurred and is continuing shall be deemed to be received by Trustor in trust as trustee for Beneficiary and for the benefit of Beneficiary. Trustor shall be required to account to Beneficiary for any rents and profits not applied in accordance with the provisions of the Loan Documents. Nothing contained in this Section 1.20(a) or elsewhere in this Deed of Trust shall be construed to make Beneficiary a "mortgagee in possession" unless and until Beneficiary actually takes possession of the Mortgaged Property either in person or through an agent or receiver.

          (b) Trustor agrees to execute such other assignments of Rents and Profits applicable to the Mortgaged Property as the Beneficiary may from time to time request while this Deed of Trust and the debt secured hereby are outstanding. Trustor shall not (i) execute (except as noted above) an assignment of any of its right, title or interest in the Rents and Profits or any portion thereof, (ii) execute any lease of any portion of the Mortgaged Property which shall not be approved in advance by Beneficiary; or (iii) in any other manner impair the value of the Mortgaged Property or the security of the Beneficiary for the payment of the indebtedness.

          (c) Trustor covenants and agrees that it shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases of the Mortgaged Property now or hereafter existing, on the part of the lessor thereunder to be kept and performed.

          (d) Nothing herein shall obligate the Beneficiary to perform the duties of the Trustor as landlord or lessor under any such leases or tenancies.

          (e) The Trustor shall furnish to the Beneficiary, within fifteen (15) days after a request by the Beneficiary to do so, a written statement, certified as true and correct by the Trustor, containing the names of all lessees or occupants of the Mortgaged Property, the terms of their respective leases or tenancies, the spaces occupied and the rentals paid.

    1.21  Compliance with Covenants.  Trustor warrants that it is not in
          -------------------------
violation of any covenant, condition or restriction regarding the ownership, use or occupancy of the Mortgaged Property and that the use of the Improvements, upon completion thereof, shall not constitute a violation of any such covenant, condition or restriction. If Trustor shall fail to perform any obligations set forth in such covenants, conditions or restrictions, the Beneficiary may, but without obligation to do so, pay any and all amounts necessary to perform same or cause same to be performed on behalf of Trustor, and all sums so expended by Beneficiary for any such payment or performance shall be secured by this Deed of Trust and shall be an Advance under the terms of this Deed of Trust. Trustor's failure to perform its obligations under any such declaration or mutual arrangement shall constitute an Event of Default.

                                   ARTICLE 2
                                    DEFAULT
                                    -------

    2.1   Events of Default.  The occurrence of any of the following events
          -----------------
shall be an Event of Default: (a) default in the payment or performance of any obligations secured hereby or contained herein; or (b) the occurrence of any "Event of Default" pursuant to the Loan Agreement.


                                   ARTICLE 3
                                   REMEDIES
                                   --------

    Upon the occurrence of any Event of Default, Trustee and Beneficiary shall have the following rights and remedies:

    3.1  Acceleration of Maturity.  Beneficiary may declare the entire
         ------------------------
principal of the Note then outstanding (if not then due and payable thereunder) and all other obligations of Trustor hereunder or under the Note, to be due and payable immediately, and, subject to applicable provisions of law, upon any such declaration the principal of the Note and accrued and unpaid interest, and all other amounts to be paid under the Note, this Deed of Trust or any other Loan Document shall become and be immediately due and payable, anything in the Note or in this Deed of Trust to the contrary notwithstanding.

    3.2  Default Interest.  Irrespective of whether Beneficiary exercises any
         ----------------
other right set forth in this Article 3, after the Maturity Date or any acceleration thereof, or upon any Event of Default, through and including the date such default is cured, the entire principal balance under the Note shall thereafter earn interest at the Default Rate, as defined in the Note.

    3.3  Operation of Mortgaged Property.  Beneficiary in person or by agent
         -------------------------------
may, without any obligation so to do, and without notice or demand upon, or consent from, Trustor and without releasing Trustor from any obligation hereunder; (i) make any payment or do any act which Trustor has failed to make or do; (ii) enter upon, take possession of, manage and operate the Mortgaged Property or any part thereof; (iii) make or enforce, or if the same be subject to modification or cancellation, modify or cancel leases upon such terms or conditions as Beneficiary deems proper; (iv) obtain and evict tenants, and fix or modify rents, make repairs and alterations and do any acts which Beneficiary deems proper to protect the security hereof; and (v) with or without taking possession, in its own name or in the name of Trustor, use for or otherwise collect and receive the Rents and Profits and all other benefits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine.

    3.4  Judicial Remedies.  Beneficiary may bring an action in any court of
         -----------------
competent jurisdiction to foreclose this Deed of Trust or to enforce any of the covenants and agreements hereof and to take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, this Deed of Trust or any other Loan

Document, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Beneficiary shall elect.

    3.5  Maintenance of Mortgaged Property.  Beneficiary may have a receiver
         ---------------------------------
appointed by a court of competent jurisdiction for the purpose of collecting rents and managing the Mortgaged Property, and Trustor hereby consents in advance to such appointment. The Trustee or Beneficiary personally, or by its agents or attorneys, or by the receiver appointed by the court, may enter into and upon all or any part of the Mortgaged Property, and each and every part thereof, and may exclude the Trustor, its agents and servants wholly therefrom, and having and holding the same, may use, operate, manage and control the Mortgaged Property and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers. Upon every such entry, any party occupying the Mortgaged Property in accordance with this
Article 3, at the expense of the Mortgaged Property or Trustor, may from time to time maintain and restore the Mortgaged Property or any part thereof either by purchase, repair or construction, and in the course of such purchase, repair or construction may make such changes in the Improvements as it may deem desirable and may insure the same. Likewise, from time to time, at the expense of the Mortgaged Property, the Trustee or Beneficiary or any such party may make all necessary or proper repairs, renewals and replacements of the Personal Property and such useful alterations, betterments and improvements thereto and thereon as to it may seem advisable. In every such case the Trustee or Beneficiary or any such party shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of the Trustor with respect thereto either in the name of the Trustor or otherwise, as it shall deem best, and shall be entitled to collect and receive the Rents and Profits of the Mortgaged Property and every part thereof and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation for the agents, clerks, servants and other employees by it properly engaged and employed, the Beneficiary shall apply the monies arising as aforesaid, in the order as is set forth in the Note.

    3.6  Rights of Secured Party.  Beneficiary shall have all of the remedies
         -----------------------
of a Secured Party under the Commercial Code, including without limitation, the right and power to sell, or otherwise dispose of, the Personal Property, or any part thereof, and for that purpose may take immediate and exclusive possession of the Personal Property, or any part thereof, and with or without judicial process to the extent permitted by law, enter upon any premises on which the Personal Property or any part thereof, may be situated and remove the same therefrom without being deemed guilty of trespass and without liability for damages thereby occasioned, or at Beneficiary's option Trustor shall assemble the Personal Property and make it available to the Beneficiary at the place and the time designated in the demand. Beneficiary shall be entitled to hold, maintain, preserve and prepare the Personal Property for sale. Beneficiary, without removal of the Personal Property from the Mortgaged Property, may render the Personal Property inoperable and dispose of the Personal Property on the Mortgaged Property. To the extent permitted by law, Trustor expressly waives any notice of sale or other disposition of the Personal Property and any other right or remedy of Beneficiary existing after default hereunder, and to the extent any such notice is required and cannot be waived, Trustor agrees that as it relates to this Section 3.6 only, if such notice is mailed, postage prepaid, to the Trustor at the address set forth in Section 5.12 hereof at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

     3.7  Foreclosure.  All rights, powers and privileges granted to or
          -----------
conferred upon a beneficiary and trustee under a deed of trust in accordance with the laws of the State of California are hereby adopted and incorporated into this Deed of Trust by this reference and in accordance with such rights, powers and privileges:

          (a) The Trustee may, and upon the written request of Beneficiary shall, with or without entry, personally or by its agents or attorneys insofar as applicable pursuant to and in accordance with the laws of the State of
California:

              (i) subject to the provisions of the Loan Agreement, cause any or all of the Mortgaged Property to be sold under the power of sale granted by this Deed of Trust or any of the other Loan Documents in any manner permitted by applicable law. For any sale under the power of sale granted by this Deed of Trust, Trustee or Beneficiary must record and give all notices required by law and then, upon the expiration of such time as is required by law, may sell the Mortgaged Property, and all estate, right, title, interest, claim and demand of Trustor therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property (and, to the extent permitted by applicable law, may elect to deem all of the Mortgaged Property to be real property for purposes thereof), and at such time or place and upon such terms as Trustee and Beneficiary may determine and shall execute and deliver to the purchaser or purchasers thereof a deed or deeds conveying the property sold, but without any covenant or warranty, express or implied, and the recitals in the deed or deeds of any facts affecting the regularity or validity of a sale will be conclusive against all persons. In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Deed of Trust shall continue as a lien and security interest on the remaining portion of the Mortgaged Property; or

              (ii) institute proceedings for the complete or partial foreclosure of this Deed of Trust as a mortgage; and in this connection Trustor does hereby expressly waive to the extent permitted by law its right of redemption after a mortgage foreclosure sale; or

              (iii) apply to any court of competent jurisdiction for the appointment of a receiver or receivers for the Mortgaged Property and of all the earnings, revenues, rents, issues, profits and income thereof, which appointment is hereby consented to by Trustor; or

              (iv) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note or in this Deed of Trust, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Beneficiary shall select.

          (b) The Trustee may adjourn from time to time any sale by it made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or sales and, except as otherwise provided by any applicable provision of law, the Trustee without further notice or publication, may make such sale at the time and place to which the sale shall be so adjourned;

          (c) Upon the completion of any sale or sale made by the Trustee under or by virtue of this Section, the Trustee shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof to the extent permitted by law. Any such sale or sales made under or by virtue of this Section whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Trustor and against any and all persons claiming or who may claim the same, or any part thereof from through or under the Trustor.

          (d) In the event of any sale made under or by virtue of this Section whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the entire principal of and interest on the Note and all accrued interest on the Note, and all other sums required to be paid by the Trustor pursuant to the Note and this Deed of Trust shall be due and payable, anything in the Note or in this Deed of Trust to the contrary notwithstanding.

          (e) The purchase money proceeds or avails of any sale made under or by virtue of this Section, together with any other sums which then may be held by the Trustee or Beneficiary under this Deed of Trust whether under the provisions of this Section or otherwise, shall be applied as required by applicable law.

          (f) Upon any sale made under or by virtue of this Section, whether made under the power of sale herein granted or granted in accordance with the laws of the state in which the Property is located or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Beneficiary may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of the Trustor secured by this Deed of Trust the net sales price after deducting therefrom the expenses of the sale and the cost of the action and any other sums which the Beneficiary is authorized to deduct under this Deed of Trust. The Beneficiary upon so acquiring the Mortgaged Property, or any part thereof shall be entitled to hold, lease, rent, operate, manage and sell the same in any manner provided by applicable laws.

     3.8  Action by Beneficiary or Agent.  Subject to and in accordance with
          ------------------------------
applicable law, any of the actions referred to in this Article may be taken by Beneficiary, either in person or by agent, with or without bringing any action or proceeding, or by receiver appointed by a court, and any such action may also be taken irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness hereby secured.

     3.9  Marshalling of Assets.  To the extent allowed by applicable law,
          ---------------------
Trustor on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights to require a marshalling of assets by Trustee or Beneficiary or to require Trustee or Beneficiary to first resort to the sale of any portion of the Mortgaged Property which might have been retained by Trustor before foreclosing upon and selling any other portion as may be conveyed by Trustor subject to this Deed of Trust.

    3.10  Occupancy by Trustor.  In the event of a trustee's sale hereunder, if
          --------------------
at the time of such sale Trustor occupies the portion of the Mortgaged Property so sold or any part thereof, Trustor shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the tenant or any such purchaser, at a reasonable rental per day based upon the value of the portion of the Mortgaged Property so occupied, such rental to be due and payable daily to the purchaser. An action of unlawful detainer shall lie if the tenant holds over after a demand in writing from the purchaser for possession of such Mortgaged Property.

    3.11  Non-Waiver of Default.  The entering upon and taking possession of
          ---------------------
the Mortgaged Property, the collection of any Rents or Profits or other benefits and the application thereof, as aforesaid, shall not cure or waive any default theretofore or thereafter occurring or affect any notice of default hereunder or invalidate any act done pursuant to such notice; and, notwithstanding continuance in possession of the Mortgaged Property, or any part thereof by Beneficiary, Trustee or a receiver and the collection, receipt and application of Rents and Profits or other benefits, Beneficiary shall be entitled to exercise every right provided for in this Deed of Trust or by law upon or after the occurrence of a default, including the right to exercise the power of the sale.

    3.12  Remedies Cumulative.  No remedy herein conferred upon or reserved to
          -------------------
Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the performance of the obligations secured hereby, to the extent permitted by law, the holder of the Note, at its sole option, and without limiting or affecting any of the rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights it may have in connection with such other security or in
such order as it may determine.   Nothing in this Deed of Trust or in the Note
shall affect the obligation of Trustor to pay the principal of, and interest on, the Note in the manner and at the time and place therein respectively expressed.

                                   ARTICLE 4
                                    TRUSTEE
                                    -------

     4.1  Acceptance of Trust, Notice of Indemnification.  Trustee accepts this
          ----------------------------------------------
trust when this Deed of Trust, duly executed and acknowledged, becomes a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall not be obligated to perform any act of it hereunder unless the performance of such act is requested in writing in the manner required by law and Trustee is reasonably indemnified against loss, cost, liability and expense.

     4.2  Substitution of Trustee.  From time to time with or without cause for
          -----------------------
whatever reason, by a writing signed and acknowledged by Beneficiary and filed for record in the Office of the Recorder of the County in which the Mortgaged Property is situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor and such writing shall refer to this Deed of Trust and set forth the date, book and page of its recordation. The recordation of such instrument of substitution shall discharge trustee herein named and shall appoint the new trustee as the Trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to this paragraph shall be conclusive proof of the proper substitution of such new trustee.

     4.3  Trustee's Powers.  At any time, or from time to time, without
          ----------------
liability therefor and without notice, upon written request of Beneficiary and presentation of the Note secured hereby, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of said Mortgaged Property, Trustee may (i) reconvey any part of said Mortgaged Property, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

     4.4  Reconveyance of Trust.  Upon written request of Beneficiary stating
          ---------------------
that all sums secured hereby have been paid and upon surrender to Trustee of this Deed of Trust and the Note or notes secured hereby for cancellation and retention and payment of its fees, Trustee shall reconvey, without warranty, the Mortgaged Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     4.5  Indemnification of Trustee.  Trustee may rely on any document
          --------------------------
believed by him in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon. Trustor shall indemnify Trustee against all liability and expenses which he may incur in the performance of his duties hereunder, except for its own negligence.

                                   ARTICLE 5
                                 MISCELLANEOUS
                                 -------------

     5.1  Non-Waiver.  By accepting payment of any sum secured hereby after its
          ----------
due date or late performance of any indebtedness secured hereby, Beneficiary shall not waive its right against any person obligated directly or indirectly hereunder or on any indebtedness hereby secured, either to require prompt payment when due of all other sums so secured or to declare a default for failure to make payment except as to such payment accepted by Beneficiary. No exercise of any right or remedy by Trustee or Beneficiary hereunder shall constitute a waiver of any other right or remedy herein contained or provided by law.

      No delay or omission of the Trustee or Beneficiary in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

      Receipts of rents, awards, and any other monies or evidences thereof, pursuant to the provisions of this Deed of Trust and any disposition of the same by Trustee or Beneficiary shall not constitute a waiver of the power of sale or right of foreclosure by Trustee or Beneficiary in the event of a default or failure of performance by Trustor of any covenant or agreement contained herein or the Note secured hereby.

     5.2  Right to Release.  Without affecting the liability of any other
          ----------------
person for the payment of any indebtedness herein mentioned (including Trustor should it convey said Mortgaged Property) and without affecting the lien or priority hereof upon any property not released, Beneficiary may, without notice, release any person so liable, extend the maturity or modify the terms of any such obligation, or grant other indulgences, release or reconvey or cause to be released or reconveyed at any time all or any part of the Mortgaged Property, take or release any other security or make compositions or other arrangements with debtors. Beneficiary may also accept additional security, either concurrently herewith or hereafter, and sell same or otherwise realize thereon either before, concurrently with, or after sale hereunder.

     5.3  Protection of Security.  Should Trustor fail to make any payment or
          ----------------------
to perform any covenant as herein provided, Beneficiary (but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof) may: (i) make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof, Beneficiary being authorized to enter upon the Mortgaged Property for such purposes; (ii) commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary; and/or (iii) pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment of Beneficiary is prior or superior hereto and, in exercising any such power, incur any liability and expend whatever amounts in its absolute discretion it may deem necessary therefor, including cost of evidence of title and reasonable attorneys' fee. Any expenditures in connection herewith shall be deemed an Advance and shall constitute part of the indebtedness secured by this Deed of Trust.

     5.4  Rules of Construction.  When the identity of the parties hereto or
          ---------------------
other circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The headings of each article, section or paragraph are for information and convenience only and do not limit or construe the contents of any provision hereof.

      5.5  Severability.  If any term of this Deed of Trust or the application
           ------------
thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Deed of Trust, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Deed of Trust shall be valid and enforceable to the fullest extent.

      5.6  Successors in Interest.  This Deed of Trust applies to, inures to the
           ----------------------
benefit of, and is binding not only on the parties hereto, but on their heirs, executors, administrators, successors and assigns. All obligations of Trustor hereunder are joint and several. The term "Beneficiary" shall mean the holder and owner, including pledgees, of the Note secured hereby, whether or not named as Beneficiary herein and any owner or holder of the beneficial interest under this Deed of Trust.

      5.7  Governing Law.  This Deed of Trust governing the contractual rights
           -------------
and obligations of Trustor, Beneficiary and Trustee shall be construed according to and governed by the laws of the State of Nevada, except to the extent that the laws of the State of California shall govern the perfection, priority and procedures for foreclosure of the lien created by this Deed of Trust. Trustor hereby consents to the jurisdiction of any competent court in the State of Nevada and consents to service of process by any means authorized by Nevada law in any action brought under or arising out of this Deed of Trust.

      5.8  Modifications.  This Deed of Trust may not be amended, modified or
           -------------
changed nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

      5.9  No Merger.  If both the Lessor's and Lessee's estates under any lease
           ---------
or any portion thereof which constitutes a part of the Mortgaged Property shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger, and, in such event, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Mortgaged Property pursuant to the provisions hereof, any leases or subleases then existing shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall have given written notice thereof to such tenant or subtenant.

      5.10  Attorneys' Fees.  If Beneficiary incurs any costs or expenses,
            ---------------
including attorneys' fees, for any of the following relating to this Deed of Trust (or any other instrument evidencing or securing this loan): (a) the interpretation, performance or enforcement thereof; (b) the enforcement of any statute, regulation or judicial decision; (c) any collection effort; or (d) any suit or action for the interpretation, performance or enforcement thereof is commenced or defended, or, if any other judicial or nonjudicial proceeding is instituted by Beneficiary or any other person, and an attorney is employed by Beneficiary to appear in any such action or proceeding, or to reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Beneficiary's interest in this Deed of Trust or any other security for the Note, including but not limited to proceedings under federal bankruptcy law, in eminent domain, under the probate code, or in connection with any state or federal tax lien, then Trustor agrees to pay the reasonable attorneys' fees ("reasonable" being the usual hourly billing rates charged by Beneficiary's attorneys) and costs thereof, regardless of whether suit or action is commenced or defended as to
(a), (b), and (c). Such fees and costs shall be added to the principal of the Note and shall bear interest at the Default Rate. The foregoing notwithstanding, in any action commenced by Trustor or Beneficiary against the other to enforce the provisions of this Deed of Trust or any other instrument evidencing or securing this loan, the prevailing party of such action shall be entitled to recover its reasonable attorneys' fees (as set forth above) from the non-prevailing party and the non-prevailing party shall not be entitled to recover its attorneys' fees.

   5.11  Conflict.  If the term of any other Loan Document, except the Note,
         --------
shall be in conflict with this Deed of Trust, then this Deed of Trust shall govern to the extent of the conflict. If the term of this Deed of Trust shall be in conflict with the Note, the Note will then govern to the extent of the conflict.

   5.12  Notices.  All notices to be given pursuant to this Deed of Trust
         -------
shall be sufficient if given by personal service, by guaranteed overnight delivery service, by telex, telecopy or telegram or by being mailed postage prepaid, certified or registered mail, return receipt requested, to the described addresses of the parties hereto as set forth below, or to such other address as a party may request in writing. Any time period provided in the giving of any notice hereunder shall commence upon the date of personal service, the date after delivery to the guaranteed overnight delivery service, the date of sending the telex, telecopy or telegram or two (2) days after mailing certified or registered mail.

TRUSTOR'S ADDRESS:            Inco Homes Corporation
                              1282 West Arrow Highway
                              Upland, California 91786
                              Attn: Ira Norris


BENEFICIARY'S ADDRESS:        c/o USA Commercial Mortgage Company
                              3900 Paradise Road, Suite 263
                              Las Vegas, Nevada 89109


WITH DUPLICATE NOTICE TO:     Goold, Patterson, DeVore & Rondeau
                              4496 So. Pecos Road
                              Las Vegas, Nevada  89121
                              Attn: Thomas J. DeVore, Esq.

   5.13  Request for Notice of Default.  Trustor requests that a true and
         -----------------------------
correct copy of any notice of default and any notice of sale be sent to Trustor at the address set forth in Section 5.12 hereof.

   5.14  Late Charges.  As set forth and defined in the Note, there shall be
         ------------
due to Beneficiary a Late Charge of five percent (5%) of the amount of any payment which is received by Beneficiary so as to incur a Late Charge, and all such Late Charges are secured hereby.

   5.15  Statutory Covenants.  Where not inconsistent with the above, the
         -------------------
following covenants, Nos. 1; 2 (full replacement value); 3; 4 (20.5%); 5; 6; 7 (a reasonable percentage); 8 and 9 of NRS 107.030 are hereby adopted and made a part of this Deed of Trust.

   5.16  Non-Assumption.  Notice is hereby given that Trustor's obligations
         --------------
under this Deed of Trust may not be assumed except as permitted by Section 1.11 hereof. Any transfer of Trustor's interest in the Mortgaged Property or any attempted assumption of Trustor's obligations under the Deed of Trust not so approved shall constitute a default hereunder and shall permit Beneficiary to accelerate the Maturity Date of the Note. Reference to applicable sections of the Loan Documents must be made for the full text of such provisions.

   5.17  Review of Covenants, Conditions and Restrictions.  No covenant,
         ------------------------------------------------
condition or restriction or any rule or regulation or any other document or agreement, however, denominated, which shall purport to apply to the ownership, operation, maintenance or governance of the Mortgaged Property or any part thereof, nor any article of incorporation bylaw or any other document or agreement, however denominated, which shall purport to establish an organization for the operation, maintenance of governance of the Mortgaged Property or any part thereof, shall be approved, executed and/or recorded without the express prior written consent of Beneficiary.

   5.18  Loan Agreement.  Performance of Trustor's obligations under that
         --------------
certain Loan Agreement of even date herewith by and between Trustor and Beneficiary are secured by this Deed of Trust, and a default thereunder shall constitute an Event of Default under this Deed of Trust.

   5.19  Partial Releases of Lots.  So long as no Event of Default has occurred
         ------------------------
and is continuing, Lender shall release individual or multiple Lots from the lien and operation of the Deed of Trust upon satisfaction in Lender's sole discretion of the following requirements:

              (i) the payment to Lender, from the home sale or refinance escrow, of the sum of $27,780.00 per Lot for each Lot released;

              (ii) the progress of construction on the project is on schedule, and construction has, to date, passed architectural inspections and there exists no material cost overruns; and

              (iii) Borrower pays all costs and expenses in connection with such release and reconveyance.


     IN WITNESS WHEREOF, the undersigned have caused this instrument to be signed as of the date first above written.

                              "TRUSTOR":

                              Inco Homes Corporation, a Delaware
                              corporation


                              By:   _____________________________
                                    Ira Norris, President

STATE OF ______________ )
                        ) ss.
COUNTY OF _____________ )

          On __________________, 1997, before me, ___________________________, a Notary Public, personally appeared Ira Norris, personally known to me (or
                                     ----------
proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and by his/her signature on the instrument the person, or entity on behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                         _____________________________
                         Notary Public

(SEAL)                   (My Commission Expires:______)

                                  EXHIBIT "A"

                          DESCRIPTION OF REAL PROPERTY
                          ----------------------------


Lots 1 through 24, inclusive, and Lots 48 through 59, inclusive, of Tract No. 15793, in the City of Fontana, County of San Bernardino, State of California, as shown by map on file in Book 265, Pages 85 through 89, inclusive, of Maps in the Records of San Bernardino County, California.